BLACKROCK FUNDS II
BlackRock Long Duration Bond Portfolio
(the “Fund”)

Supplement dated November 14, 2012
to the Prospectus dated January 27, 2012

Effective immediately, the following changes are made to the Fund’s Prospectus:

The section in the Prospectus captioned “Fund Overview — Key Facts about BlackRock Long Duration Bond Portfolio— Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Manager

Name	Portfolio Manager of the Fund Since	Title
Jeffrey Cucunato	2009	Managing Director of BlackRock, Inc.

The section in the Prospectus captioned “Details about the Funds — How Each Fund Invests — About the Portfolio Management of the Long Duration Bond Portfolio” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT OF THE LONG DURATION BOND PORTFOLIO
The Long Duration Bond Portfolio is managed by a team of financial professionals. Jeffrey Cucunato is the portfolio manager and is primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information on the portfolio manager.

The section in the Prospectus captioned “Management of the Funds — Portfolio Manager Information” as it relates solely to the Long Duration Bond Portfolio is deleted in its entirety and replaced with the following:

The Long Duration Bond Portfolio is managed by a team of financial professionals. Jeffrey Cucunato is primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Jeffrey Cucunato	Primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2009	Managing Director of BlackRock, Inc. since 2005.

Shareholders should retain this Supplement for future reference.